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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                 ------------

                                    FORM 8K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 10, 2001
                                                   ---------------------------


                               ASHFORD.COM, INC.
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              (Exact Name of Registrant as Specified in Charter)


         Delaware                        0-27357                76-0617905
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(State or other jurisdiction           (Commission            (IRS Employer
   of incorporation)                   File Number)        Identification No.)


3800 Buffalo Speedway, Suite 400, Houston, Texas                         77098
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(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code (713) 369-1300
                                                   ---------------------------



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        (Former name or Former Address, if Changed Since Last Report.)
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Item 5.  Other Events.

          On April 10, 2001 Ashford.com, Inc. (the "Company") received a letter from The Nasdaq Stock Market advising that the Company's common stock had failed to maintain a minimum bid price of $1.00 over the last 30 consecutive trading days preceding April 10, 2001 as required by The Nasdaq National Marketplace Rule 4450(a)5. The Company will be provided 90 calendar days, or until July 9, 2001 to regain compliance by maintaining a bid price of at least $1.00 for a minimum of ten consecutive trading days.
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Item 7.  Exhibits.

         Exhibit
         Number      Description
         ------      -----------

         99.1        Text of Press Release dated April 18, 2001
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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ASHFORD.COM, INC.



Date:  April 18, 2001                   By: /s/ David F. Gow
                                            ----------------------------------
                                            David F. Gow
                                            Chief Financial Officer
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                                 EXHIBIT INDEX


Exhibit
Number        Description
------        -----------

99.1          Text of Press Release dated April 18, 2001